Rule 497(d)

                                 FT 342

                      10 Uncommon Values 1999 Portfolio

               Supplement to the Prospectus dated July 1, 1999

Notwithstanding anything to the contrary in the Prospectus, investors who purchase at least $5,000,000 worth of Trust Units will be subject to a maximum sales charge of .35% of the Public Offering Price per Unit. On such sales, the dealer concession will equal .05% of the Public Offering Price per Unit.

September 17, 1999